Exhibit 10.a

广东科晟实业有限公司

与深圳市网合科技股份有限公司

Between Guangdong Kesheng Enterprise Co., Ltd.

and Shenzhen WONHE Technology Co., Ltd.

北京地区无线网络覆盖项目合作协议

Cooperative Agreement on Wireless

Network Coverage Project in Beijing Area

2016年1月

January 2016

北京地区无线网络覆盖项目合作协议

北京地区无线网络覆盖项目合作协议

Cooperative Agreement on Wireless Network Coverage Project in Beijing Area

甲方：广东科晟实业有限公司

Party A: Guangdong Kesheng Enterprise Co., Ltd.

乙方：深圳市网合科技股份有限公司

Party B: Shenzhen WONHE Technology Co., Ltd.

本协议由广东科晟实业有限公司和深圳市网合科技股份有限公司签署。

This Agreement was entered into between Guangdong Kesheng Enterprise Co., Ltd. and Shenzhen WONHE Technology Co., Ltd.

鉴于：

Considering that:

甲乙双方合作进行北京地区无线网络覆盖项目的建设、运营，为了达到资源和优势互补、合作共赢之目的，经坦诚沟通和友好协商，双方根据《中华人民共和国公司法》、《中华人民共和国合同法》等相关法律规定，现就下述事宜达成一致意见，以兹共同遵守。

Party A and Party B construct and operate wireless network coverage project in Beijing area on a cooperative basis, for the purpose of resource and advantage complementation as well as win-win cooperation, through open communication and friendly negotiation, both Parties reached a consensus on the following matters pursuant to Company Law of the Peoples Republic of China, Contract Law of the Peoples Republic of China and the other relevant laws to comply with.

1 / 30

北京地区无线网络覆盖项目合作协议

一、定义与解释

Definition and Interpretation

“工程”指北京地区无线网络覆盖项目的规划、选址、设计、工程技术服务、安装、采购、竣工、调试和试运行。

“Engineering” means the planning, site testing, designing, engineering technical service, installation, procurement, completion, debugging and trial operation of the wireless network coverage project in Beijing area.

“工程造价”指第三条的费用。

“Engineering cost” means the costs in article 3.

“运行期”指从项目商业运行开始日计算的日期。

“Operating period” means the period calculated from commercial operation date of the project.

“竣工期”指项目全部工程调试成功并可以开始全部运行的日期。

“Completion time” means the date of successful debugging and overall operation of whole engineering.

“不可抗力”含义见第十二条。

“Force majeure” has the same meaning as described in article 12.

“工程范围”指北京市通州区、昌平区、顺义区、门头沟区、大兴区、房山区、怀柔区、平谷区无线网络覆盖的建设和运营范围。

“Engineering scope” means the construction and operation scope of the wireless network coverage in Tongzhou District, Changping District, Shunyi District, Mentougou District, Daxing District, Fangshan District, Huairou District, Pinggu District of Beijing City.

“日”指公历日。

“Date” refers to a Calendar day.

2 / 30

北京地区无线网络覆盖项目合作协议

二、项目工程

Project Engineering

1、本项目工程命名为北京地区无线网络覆盖项目。

This project engineering is named Wireless Network Coverage Project in Beijing Area.

2、项目位于北京市通州区、昌平区、顺义区、门头沟区、大兴区、房山区、怀柔区、平谷区。其确切位置可以根据现场条件在详细设计阶段予以确认。

The project is located at Tongzhou District, Changping District, Shunyi District, Mentougou District, Daxing District, Fangshan District, Huairou District, Pinggu District of Beijing City. The exact position can be confirmed in the detailed design stage according to field condition.

3、本项目工程应在建设、运行、收益分配的基础上实施。

This project engineering shall be implemented upon the basis of construction, operation and revenue distribution.

三、项目工程造价

Engineering Project Cost

1、项目工程总造价约 38,299 万元人民币，其中乙方现金投入约 22,601 万元人民币，乙方设备投入 11,898 万元人民币，乙方已经建设的北京市通州区试点项目投入约 3,800 万元人民币。

Total cost of this engineering project is about RMB 382,990,000yuan, including Party B’s cash input of approximately RMB 226,010,000yuan, equipment input of RMB 118,980,000yuan and input for pilot project which has been constructed in Tongzhou District of Beijing City by Party B of around RMB 38,000,000yuan.

3 / 30

北京地区无线网络覆盖项目合作协议

2、工程总造价应由下述费用组成但不限于下述费用：

Total cost of the project shall consist of but not limited to the costs below.

（1）设计和工程技术服务及其他咨询服务的费用；

  Cost for designing and engineering technical services and the other consulting services;

（2）建设和安装费用；

  Construction and installation cost;

（3）购买设备和材料的费用；

  Equipment and material purchase cost;

（4）乙方供应的设备和大数据系统的开发费用；

  Cost for equipment and big data system development provided by Party B;

（5）管理费用；

  Administration expense;

（6）其他费用；

  Other costs;

（7）不可预见费；

  Unexpected expenses;

（8）商业保险费；

  Commercial insurance premium;

（9）乙方已经建设的北京市通州区试点项目工程的费用。

  Cost for pilot engineering project in Tongzhou District of Beijing City which has been constructed by Party B.

4 / 30

北京地区无线网络覆盖项目合作协议

3、工程造价如因客观原因等问题引起较大的投资变化，资金的追加部分应经乙方批准。甲方与乙方另行签订补充协议。

Shall investment in engineering project change greatly due to objective reasons, the additional fund shall be approved by Party B. Party A and Party B shall enter into a supplementary agreement.

四、项目工程实施责任

Project Engineering Implementation Responsibility

1、甲方应负责下述工作：

Party A shall be responsible for the following works:

（1）协调

Coordination

负责协调工程施工所涉及的当地政府、单位和个人的关系，保证工程顺利进行；

Coordinate the relationships with local government, units and individuals involved in engineering construction, to keep the project goes on smoothly;

获得项目建设、运营的必要条件，包括开发批准、许可、同意、现场转让、使用及其他权利，解决政府批文等必需的要求；

Acquire necessary conditions for construction and operation of project, including the approval of development, permission, agreements, rights to transfer and access construction site and other rights, as well as necessary requirements of solving the government approval documents;

获得实施工程必要的一切管理、法律等方面的同意、批准、授权、税款减免、投资鼓励。

Acquire all agreements, approval, authority, tax credit and investment encouragement required relating to management and legislation of project implementation.

（2）设计与工程技术服务、采购、建设和试运行；

Designing, engineering technical services, procurement, construction and commissioning;

5 / 30

北京地区无线网络覆盖项目合作协议

（3）工程的验收；

Project acceptance;

（4）北京地区无线网络覆盖项目的运行；

Operation of wireless network coverage project in Beijing Area;

（5）项目建成后，将项目收益以本协议约定的方式分配给乙方，为乙方的财务确认或审计工作提供必要的协助。

Project income distribution to Party B shall be in the form agreed upon this agreement after the completion of the project, and providing necessary assistance to Party B in financial confirmation and audit.

2、乙方应负责下述工作：

Party B shall be responsible for the following works:

（1）按照项目进度向承包商支付施工工程款，支付时间、金额和账户等详见《附件一：深圳市网合科技股份有限公司资金支付方案》；

Make the construction project payment to contractor pursuant to project schedule, and the details of payment time, amount and account see Attachment 1: Fund Payment Scheme of Shenzhen WONHE Technology Co., Ltd;

（2）按照项目进度向承包商提供乙方自产设备，设备的型号、数量、时间和质量标准等见《附件二：深圳市网合股份有限公司自有设备提供方案》；

Provide self-produced equipment of Party B to contractor pursuant to project schedule, and the details of model, number, time and quality standard see Attachment 2: supplying scheme of self-produced equipment of Shenzhen WONHE Technology Co., Ltd;

（3）开发项目后期运营所需的大数据系统；

Develop big databases system required in post-stage operation of project;

6 / 30

北京地区无线网络覆盖项目合作协议

（4）乙方在开工日之前建设的通州区试点项目，在协议签署的20个工作日内，转交给甲方。

Pilot project in Tongzhou district constructed by Party B before the start date shall be transferred to Party A within 20 working days of signing the agreement.

3、甲方保证本项目运营期不少于 8 年。

Party A guarantees that the operation period shall be over 8 years.

4、甲方保证其不改变或不允许他人改变施工现场以致影响本项目的建设和运行。

Party A guarantees that the construction site shall not be changed by him or any other person, which would affect the construction and operation of the project.

5、项目建设费用，设备的采购，以及大数据系统的建设均由乙方承担和负责。

Party B shall be responsible for the cost of project construction, procurement of equipment and construction of large databases system.

6、双方应互相提供充足的信息，以便清楚地了解影响项目工程有关的主要问题。

Both parties shall provide efficient information to each other to understand the primary issues clearly that have any influence on project engineering.

7、双方应互相合作以实现本协议的目标，履行各自的义务。

Both parties shall corporate with each other to realizing the goal of this agreement and fulfill the respective obligations.

五、项目的建设

Project Construction

1、根据本协议第四条第1款关于项目建设的义务，甲方有权或有权委托第三方从事下述工作：

Pursuant to clause 1 of article 4 relating to the obligations of project construction, Party A has the right of engaging or entrusting the third party to engage in the following works:

（1）选择承包商；

Choose contractor;

7 / 30

北京地区无线网络覆盖项目合作协议

（2）监督承包商的设计和施工，保证设计和施工符合现行国家标准；

Supervise the design and construction of contractor to keep them meet the current national standard;

（3）任命顾问；

Appoint advisor;

（4）监督并保证承包商购买设备和材料以及安装、调试等符合现行国家标准；

Supervise and ensure that contractor purchases equipments and materials and that the installation and debugging, etc. meet the current national standard;

（5）任命、组织和领导职工，管理和监督项目；

Appoint, organize and lead staff, manage and supervise project;

（6）参与承包商签署提供设备、材料和服务的合同；

Participate in the contract signed by contract to provide equipments, materials and services;

（7）其他完成基础设施建设一切必要的工作。

Other necessary works to complete the infrastructure construction.

2、甲方负责监督建设和安装工作的进度和质量。

Party A shall be responsible for the supervision of schedule and quality of construction and installation.

3、甲方应保证及时提供本项目施工所需要的一切基础设施，尤其是：

Party A shall ensure that all infrastructures required by this project construction are provided timely, especially:

（1）使承包方在建设期免费进入施工现场；

Make contractor enter into construction site free of charge during the construction;

8 / 30

北京地区无线网络覆盖项目合作协议

（2）保证承包方可以使用施工用电和通信设施，按国内现行工业用电价格计费，按照本协议第三条第2款的规定，作为建设费用或管理费用。

Ensure that the contractor can use the construction electricity and communication facility, which shall be charged in accordance with the current domestic industrial electricity price, and pursuant to the rule of clause2 of article 3 in this agreement, it shall be regarded as construction cost or management cost.

六、工程进度

Working schedule

1、双方应共同努力，按照施工计划及时使工程竣工。建设期从开工日计算为30个月，甲方经乙方同意，可以延长建设期。

The two parties shall make joint effort to complete working in time in the light of construction plan. Construction period is 30 months calculated from the stream day, and extension of which can be reached with Party B’s approval for Party A.

2、开工日是实际开始项目建设的日期。开工日应在本协议签署后的20个工作日之内。

Stream day is the actual date to start project construction, which should be within 20 days after the signing of this agreement.

3、在工程实质性竣工后，由甲方进行验收，验收完成并出具验收合格证明后，工程正式竣工。

Acceptance is conducted by Party A after the substantial completion of the project. When the acceptance is finished and Certificate of Acceptance is issued, project will be fully completed.

4、如果因工程变化，影响到工程的施工时间，甲方应得到乙方关于延长施工时间的批准，但乙方不应无故拖延批准。

If construction period of the project changed due to the changes of the project, Party A shall be approved to extend the construction period by Party B, but Party B shall not delay the approval unreasonably.

9 / 30

北京地区无线网络覆盖项目合作协议

七、成立生效日

Date of establishment and effectiveness

本协议自双方签字盖章之日起成立并生效。

This agreement shall be established and come into force on the date of signature and seal of both parties.

八、项目的运营

Project operation

1、甲方负责项目的运营，即项目开始商业运行后负责其管理、运行、维护、修理，应尽力确保项目运营状况良好。

Party A is responsible for the project operation, namely Party A shall take charge of relevant management, operation, maintenance and repairing after commercial operation of the project and guarantee that the project is in sound operation condition as far as possible.

2、根据本协议第八条第1款的义务，甲方应有权利：

Pursuant toTerm1, Article 8 of this agreement, Party A is entitled to:

（1）参与签订提供材料和服务包括购买替换设备的合同，参与项目商业运行协议的谈判和签约；

Participate in signing contracts which provide materials and services including purchase of replacement equipment, and participate in negotiations and signing of project commercial operation agreement.

（2）任命、组织和领导职员，管理和监督项目运营；

Appoint, organize and lead staff, manage and supervise project operation.

（3）建立和保持定期检查、维护和维修；

Set up and maintain regular check, maintenance as well as repairing.

（4）从事北京地区无线网络覆盖项目运营所需要的一切其他工作。

Engage in other required works relating to operations of Wireless Network Coverage Project in Beijing area.

3、甲方和乙方应经常地共同讨论并就项目运营的安全规则达成共识。

Party A and Party B shall discuss regularly and reach consensus on Safety Regulations of project operation.

10 / 30

北京地区无线网络覆盖项目合作协议

4、甲方应按照签署本协议时现行的国家和地方法律及规则经营项目。

Party A operates the project in accordance with the current laws and regulations of state and local at the time of signing the agreement.

5、如果有任何变化或新的立法，如下：

If one of the following changes or new legislation occurs:

（1）使项目不能在正常的条件下运行；

Make the project unable to operate under normal conditions;

（2）使乙方的利益在很大程度上受到减少、受到歧视或其他不利影响；

Make the interests of Party B reduced to a great extent or make Party B discriminated or suffered from other adverse effects;

双方应协商，努力就修改本协议达成共识。

Both parties shall negotiate to reach consensus on the modification of the agreement without sparing any effort.

九、收益分配

Income distribution

1、项目运营收益来源为广告费收入；

Income from advertising expenses is the source of project operation income.

2、乙方获得项目收益的方式见《附件三：深圳市网合科技股份有限公司项目收益确认方案》。

Concerning method of Party B to gain project income, see Attachment 3 Income Confirmation Scheme of Shenzhen WONHE Technology Co., Ltd.

3、根据实际广告费的产生方式，甲方向乙方提供相应的凭据，必要时可委托由乙方或双方认可的独立第三方对项目收益进行审计。

Party A shall provide corresponding credentials to Party B on the basis of producing method for actual advertising expenses. The independent third party should be entrusted to conduct audit which approved by Party B or both parties if necessary.

11 / 30

北京地区无线网络覆盖项目合作协议

十、赔偿责任

Liability for compensation

乙方对任何损失均不负赔偿责任，但由于严重违反本协议规定的义务而造成的直接损失除外。

Party B shall not be liable for indemnity of any loss, excluding direct loss caused by a serious violation of obligations under this agreement.

十一、文件和专利

Documents and patent

1、本协议中的任何规定不应被解释为对本协议所述设备的专利或版权进行转让，所有这些权利均属于其真正的合法的持有人，甲方应保留对有关规范、图纸和其他文件的所有权利，乙方保证在未经甲方事先书面同意的条件下，不得将有关内容泄露给其他非利益相关方。

Any regulations hereby shall not be interpreted as the transfer of described equipments’ patent or copyright, for these rights are owned by the real legal holder. Party A shall have the right to keep the relevant specifications, drawings and other documents. Party B guarantees that related contents shall not be revealed to other uninterested parties without approval by Party A in written.

2、对有关该项目的所有商务文件、技术文件、协议、议案均应保密，其保密权归甲方。乙方保证在未经甲方事先书面同意的条件下，不得将有关内容泄露给其他非利益相关方。

Any commercial documents, technical documents, agreements and proposals relating to the project shall be kept confidential by Party A. Party B guarantees that related contents shall not be revealed to other uninterested parties without approval by Party A in written.

12 / 30

北京地区无线网络覆盖项目合作协议

十二、不可抗力

Force Majeure

1、如未履行本协议的有关条款、规定或条件是由于天灾或双方力所不及的情况所造成的，则这种情况不应被视作违反本协议。

If pertinent clause, regulation or condition of this contract is failed to fulfill due to disasters or conditions beyond two parties’ power, the circumstance cannot be regard as a violation of this contract.

不可抗力包括但不仅限于下述内容：

Force majeure includes but not restricted to the following cases:

（1）战争、敌意行为（无论是否宣战）、侵略、国外敌对势力的行为；

War, act of hostility (whether there is a declaration of war or not), aggression, act of foreign hostile forces;

（2）叛乱、革命、暴乱、兵变、篡权或内战；

Rebellion, revolution, riot, mutiny, usurpation or domestic war;

（3）核燃料的辐射造成的离子辐射或污染，核燃料、辐射性有毒爆炸物、爆炸性核聚集的其他危险性能或核成份的燃烧产生的核废物造成的离子辐射或污染；

Ionizing radiation or pollution caused by nuclear energy radiation, nuclear energy, radioactive toxic explosion, Ionizing radiation or pollution caused by other dangerous nature of explosive nuclear gathering or nuclear wastes generated by combustion of nuclear materials.

（4）以音速或超音速行驶的飞行器或其他空中设施造成的压力波；

Pressure wave caused by aircraft flying at the speed of sound or supersonic sound or other air infrastructure;

（5）骚乱、骚动、混乱、罢工、破坏、封锁或雇员的其他工业行为影响到双方或其承包商、分包商；

Disturbance, chaos, disorder, strike destruction, blockade or other industrial behavior of employer which affects the two parties and their contractor and sub-contractor.

（6）任何政府当局的进出口限制、关闭港口、码头、运河；

Any limitation on import and export, the shut of ports, terminal, canal of the government;

13 / 30

北京地区无线网络覆盖项目合作协议

（7）火灾、异常的水灾、地震、泥石流、塌方、滑坡、暴风雨、闪电或其他异常恶劣的天气；

Fire hazard, abnormal floods, earthquake, debris flow, collapse, landslide, rain storm, lightning or other abnormal bad weather;

（8）航行事故、船舶故障或损坏；

Navigation accident, ship fault or damage;

（9）流行病、防疫隔离；

Epidemic disease, quarantine;

（10）原材料短缺、不可预见的主要货源关闭；

Shortage of raw material and unpredictable closure of main source of goods;

（11）船卸货和报关时多于30天的不合理延误。

Unreasonable delay at unloading and declaration of customs of more than 30 days;

2、尽管有本协议第十二条第1款的规定，乙方不应自行宣布发生不可抗力。

Despite of the existence of regulation of Article 12.1 in this contract, party B cannot declare force majeure on its own;

3、援引不可抗力条款的一方应：

The party quotas the force majeure clause shall:

（1）尽快书面通知其他方不可抗力的性质和迫使该方暂停履行本协议规定的该方义务的程度；

Inform the other party in written as soon as possible the nature of force majeure and the degree of obligation it suspend perform as stipulated in this agreement;

（2）在不可抗力状况一经结束，尽快恢复履行义务。

Recover the fulfillment of its obligation as soon as possible after the termination of the force majeure condition,

14 / 30

北京地区无线网络覆盖项目合作协议

4、如在竣工期之前遇到不可抗力，双方应开会讨论修改工程竣工的时间。

If force majeure occurs prior to the project completion period, the two parties shall have a meeting to revise project completion period.

5、如在运行期遇到不可抗力，运行期的延长期应等同于不可抗力的适用期。

If force majeure occurs during the operating period, the extension of operating period shall be equivalent to that of force majeure.

6、尽管有第十二条第4款和第十二条第5款的规定，如不可抗力超过90天，双方应开会讨论本协议继续执行的基础和条件，如双方认为本协议不能继续执行，双方应讨论减少损失的办法。

Notwithstanding the existence of regulation of clause 4 and 5 in Article 12, the two parties shall have a meeting to discuss the basis and condition of continuing perform this agreement if the force majeure exceeds 90 days, if the agreement is deemed to be non-performed, parties shall find out the effective ways to reduce loss through consultation.

7、双方应互相协商，采取一切合理的步骤将各方因不可抗力造成的损失减少到最低程度。

The two sides shall negotiate with each other and take all reasonable procedures to minimize the loss caused by force majeure to both parties.

8、如不可抗力的发生损坏了工程或基础设施，甲方没有义务重新恢复，或完成其修建，但双方就这种恢复或完成的条件达成一致意见则例外。

If the occur of force majeure damages the project or infrastructure, Party A shall not be obliged to recover or complete its construction, unless the exception of the two parties’ consensus upon such conditions.

十三、保险

Insurance

乙方负责项目建设或运行所要求的保险费用。

Party B shall cover the insurance fee of project construction or operation.

15 / 30

北京地区无线网络覆盖项目合作协议

十四、情况的变化

Circumstances change

如由于中国法律或规则、政府控制下任何机构或组织的法律或法规，项目所在区域地区当局的法律或法规在协议签字之日后生效，如由于现行的相关法律或法规（含双方签署本协议时适用的任何官方解释）在协议签字日后予以修改、撤销，那么由此产生的对甲方在现场、工程或基础设施的利益和／或乙方对其投资的经济回收受到很大程度的影响、歧视或不利影响，双方应开会努力就修改本协议达成一致意见。

The laws and regulations of China and institutions or organizations that under government control, the laws and regulations of the project area’s administration take effects at the date of signing and seal. If the current laws and regulations (include any applicable official explanation when they signing the agreement) revised or revoked after the signature date, which caused significant influence, discrimination or bad effect on party A’s interests for site, project and infrastructure and/or party B’s economic return for investment, the two parties shall convene a meeting to reach consensus on the revising of this agreement.

十五、通知

Notice

对本协议的任何通知应以书面形式给予，应派人送达或挂号邮寄发送，地址如下：

Any notice of this Agreement shall be given in writing and shall be sent by person or by registered mail, the addresses are as follows:

甲方地址：广州市南沙区进港大道80号805房

Party A’s address: Room 805, No. 80 Jingang Avenue, Nansha District, Guangzhou City, Guangdong Province.

邮编：511457

Zip code: 511457

乙方地址：深圳市宝安区新安街道甲岸路及海秀路交汇处熙龙湾花园（N23区）商业办公楼2505-2511之2505

Party B’s address: 2505 in 2505-2511, Commercial Office Building, Xilongwan Garden (N23 District) - intersection between Jia’an Road and Haixiu Road, Xin’an Street, Bao’an District, Shenzhen City, Guangdong Province.

16 / 30

北京地区无线网络覆盖项目合作协议

邮编：518101

Zip code: 518101

任何一方均应提前10天通知另一方需改变上述地址，另一方收到这种通知后，这种改变则生效。

Either party shall notify the other party of the above address change 10 days in advance, this change will take effect upon the other party’s receive of such notice .

十六、争议解决

Dispute Resolution

1、在本协议有效期限内，双方代表应至少半年与会一次讨论工程的进展和项目的运营情况以便保证双方的安排在互相满意的基础上继续进行。

During the term of this agreement, the representatives of two sides shall have a meeting at least half a year to discuss the progress and the operation of the project in order to ensure that the arrangements between the parties to continue on the basis of mutual satisfaction.

2、双方同意如在执行本协议或解释有关规定时产生争议或歧义，双方应协商努力解决这种争议，如不能解决，双方代表应开会解决争议或歧义，双方的联合决定对各方均有约束力，如根据本款不能解决争议或歧义，适用于第十八条。

If any dispute or ambiguity occurs during the period of implementation of this agreement or the interpretation of the relevant provisions, the two sides agreed to resolve the dispute through the consultation, if not resolved, the representatives of two sides shall solve it through convening a meeting, the joint decision is binding on the parties, if the disputes are still remained unsolved, the Article 18 would be available.

3、如在项目的建设或运行的技术问题上双方有争议，应提供设计和生产标准，提交双方同意的专家或机构决定。这种决定应是最终的，但可以仲裁。如该专家或机构未能在30天内做出决定，或有一方不满意这种决定，该方可以在收到这种决定通知后或在争议提交30天后的30天内将争议提交仲裁，详见本协议第十八条。

If any dispute on the construction or operation of the project, the design and production standards should be provided, and the decision of the experts or institutions shall be submitted upon the parties’ agreement. This decision shall be final but arbitrated. Shall the experts or institutions fail to make a decision within 30 days, or in the case either party is not satisfied with the decision, the party, upon receipt of the notification of the decision or the dispute submitting for the later 30 days, shall submit the dispute to arbitration within 30 days, more details to see the Article 18 of this agreement.

17 / 30

北京地区无线网络覆盖项目合作协议

十七、法律和语言

Law and language

本协议的适用法律为中国法律，并据此解释（技术标准亦然）。本协议用中文书写，一式陆份，双方各持贰份，其余留作备案。

The agreement is applicable to and with its explanatory reference to Chinese laws, (technical standards is vice versa). This agreement is written in Chinese with six originals, each party holding two copies, the rest for the record.

十八、仲裁

Arbitration

在执行本协议中产生的或关于违约的所有分歧，应经过友好协商予以解决，如经三次以上协商解决无效，应按照相关法律进行仲裁。仲裁应在北京进行，仲裁员的仲裁应是最终的，对双方均有约束力。

All disputes arising from the execution or default of the agreement shall be solved through the consultation of parties, if the parties failed to resolve it upon negotiating more than three times, the arbitration shall be available according to the relevant laws and regulations. The arbitration shall be conducted in Beijing, and the arbitration shall be final and binding upon both parties.

十九、附件

Accessories

本协议附件包括《附件一.：深圳市网合科技股份有限公司资金支付方案》、《附件二：深圳市网合科技股份有限公司自有设备提供方案》、《附件三：深圳市网合科技股份有限公司项目收益确认方案》，协议附件是本协议的一部分，与协议正本具有同等的法律效力。

The accessories contained in this agreement, including Attachment 1: Fund Payment Scheme of Shenzhen WONHE Technology Co., Ltd., Attachment 2: Providing Schedule for Self-owned Equipment of Shenzhen WONHE Technology Co., Ltd. and Attachment 3: Income Confirmation Scheme of Shenzhen WONHE Technology Co., Ltd. All the accessories of this agreement shall be a part of this agreement and share the same legal effect with this agreement.

【以下无正文】

[No texts below]

18 / 30

北京地区无线网络覆盖项目合作协议

【本页为签署页】

[This page is for signing]

签署地：双方或授权代表于 中国深圳 签署本协议，以兹为证。

Signed place: Both parties or authorized representatives hereby signed the agreement at the place of Shenzhen China.

甲方：广东科晟实业有限公司	乙方：深圳市网合科技股份有限公司
Party A: Guangdong Kesheng Enterprise Co., Ltd.	Party B: Shenzhen WONHE Technology Co., Ltd.
法人代表（或授权人）： Legal representative（or authorizer）：	法人代表（或授权人）:童清 Legal representative（or authorizer）： Qing Tong

签署日期： 2016 年 1月 12 日 Signing Date: January 12,2016	签署日期： 2016年 1月 12 日 Signing Date: January 12,2016

19 / 30

北京地区无线网络覆盖项目合作协议

附件一：

Attachment 1:

深圳市网合科技股份有限公司资金支付方案

Fund Payment Schedule of Shenzhen Wonhe Technology Co., Ltd.

一、支付方式

Payment Method

乙方向甲方指定的承包商北京康维电子设备安装有限公司，按照《附表一：深圳市网合科技股份有限公司资金支付时间进度表》支付工程款。乙方未按本附件约定的期限支付协议价款的，每延期一天向承包商支付应付价款的3‰作为违约金。

In accordance with Attachment 1：Fund Payment Schedule of Shenzhen Wonhe Technology Co., Ltd., Party B shall pay the project funds to the sub-contractor, Beijing Kangwei Electronic Equipment Installation Co., Ltd., designated by Party A. If fails to pay the funds within the agreed period in this attachment, Party B shall pay 3‰ of the payable funds to sub-contractor as the penalty for each day’s delay.

二、收款账户和账号

Beneficiary Account and Account Number

北京康维电子设备安装有限公司指定的银行收款账户和账号为：

The beneficiary account and account number of the bank designated by Beijing Kangwei Electronic Equipment Installation Co., Ltd.:

开户行： 中国工商银行北京东辛房分理处

Openging Bank: Beijing Dongxinfang Sub-branch of ICBC

账 号： 9558 8202 0032 6521 458

Account Number: 9558 8202 0032 6521 458

三、支付时间和金额

Payable Time and Amount

乙方向甲方指定的承包商北京康维电子设备安装有限公司共需支付工程款金额约 22,601 万元人民币。其中2016年共支付约 10,450 万元人民币；2017年共支付约 8,464 万元人民币；2018年共支付约 3,687 万元人民币，其中包括质量验收合格后的尾款约 2,255 万元人民币。详细的支付时间和金额见《附表一：深圳市网合科技股份有限公司资金支付时间进度表》。

Party B shall pay project funds RMB 226.01M to Beijing Kangwei Electronic Equipment Installation Co., Ltd., the sub-contractor designated by Party A. Thereof RMB104.50 M shall be paid in 2016, RMB84.64 M in 2017 and RMB36.87 M in 2018, as the final payment after quality acceptance of RMB22.55M included in the last one. See Attachment 1: Fund Payment Schedule of Shenzhen Wonhe Technology Co., Ltd. for the details of time and amount of the payment.

【以下无正文】

[No Text Below]

20 / 30

北京地区无线网络覆盖项目合作协议

附表一：

Attachment 1:

深圳市网合科技股份有限公司资金支付时间进度表

Fund payment schedule of Shenzhen Wonhe Technology Co., Ltd.

支付时间 Payment time	金额 Amount （人民币：元） （RMB：Yuan）
2016年1月 January 2016	500,000.00
2016年2月 February 2016	12,907,014.00
2016年5月 May 2016	25,814,028.00
2016年6月 June 2016	9,494,400.00
2016年8月 August 2016	18,988,800.00
2016年9月 September 2016	8,402,298.00
2016年11月 November 1016	16,804,596.00
2016年12月 December 2016	11,587,854.00
2017年3月 March 2017	23,175,708.00
2017年4月 April 2017	7,960,848.00
2017年6月 June 2017	15,921,696.00
2017年7月 July 2017	10,139,316.00
2017年9月 September 2017	20,278,632.00
2017年10月 October 2017	7,160,358.00
2018年1月 January 2018	14,320,716.00
2018年7月 July 2018	22,550,696.00
总计 Total	226,006,960.00

甲乙双方，在每页的支付时间和金额表上加盖公司公章。

Both parties shall stamp company’s seal for payment and amount schedule on each page.

【以下无正文】

[No Text Below]

21 / 30

北京地区无线网络覆盖项目合作协议

附件二：

Attachment 2:

深圳市网合科技股份有限公司自有设备提供方案

Proprietary Equipment Provide Scheme of Shenzhen WONHE Technology Co., Ltd.

一、设备提供方式

I. Equipment Supply Modes

乙方向甲方指定承包商北京康维电子设备安装有限公司，按照《附表二：深圳市网合科技股份有限公司自有设备提供进度表》提供乙方自有设备。乙方提供的设备要附带《使用说明》，并派遣专业的技术人员指导安装。

In accordance with Attachment 2: Proprietary Equipment Provide Scheme of Shenzhen WONHE Technology Co., Ltd., Party B shall provide its proprietary equipments to the contractor, namely Beijing Kangwei Electronic Equipment Installation Co., Ltd. designated by Party A. Equipments provided by Party B shall attach Instructions, and professional technical personnel should be dispatched by Party B to guide the installation.

二、设备质量标准

II. Equipment Quality Standard

型号 Model	质量标准 Quality Standard
硬件规格 Hardware Specifications

	产品名称 Product Name	YLT-300S智能WIFI路由器 YLT-300S intelligent WIFI router
YLT-300S YLT-300S	CPU CPU	高性能网络处理器 High performance network processor
	DRAM内存 DRAM internal storage	64MB 64MB

22 / 30

北京地区无线网络覆盖项目合作协议

Flash闪存 Flash memory	8MB 8MB
广域网WAN端口 WAN port	1个10/100M自适应RJ45 One 10/100M self-adaption RJ45
局域网LAN端口 LAN port	2个10/100M自适应RJ45 Two 10/100M self-adaption RJ45
输入电压范围 Input voltage range	AC100V-240V50/60Hz(开关电源) AC100V-240V50/60Hz(Switched-mode power supply)
输出电压 Output voltage	DC 12V 1A DC 12V 1A
功耗 Power dissipation	12W 12W
工作湿度 Operating humidity	10% 到 95% RH无凝结 10% to 95% RH no condensation
工作温度 Operating temperature	0℃～40℃ 0℃～40℃
存储湿度 Storage humidity	5%到95% RH无凝结 5% to 95% RH no condensation
存储温度 Storage temperature	-40℃～-70℃ -40℃～-70℃
传输介质 Transmission medium	五类线、超五类线、六类线 data line(cat 5), super data line(cat 5), data line(cat 6)

23 / 30

北京地区无线网络覆盖项目合作协议

软件功能 Software Function

多子网设置 Multi-subnet setting	支持5条多子网 Support 5 multi-subnets
时间段管理 Time period management	速度限制、访问控制、应用限制 Speed Limit, Access control, application restricts
PPTP/L2TP服务器 PPTP/L2TP server	支持5条隧道 Support 5 tunnels
PPTP/L2TP客户端 PPTP/L2TP Client-side	√ √
DHCP服务器 DHCP server	√ √
DHCP高级功能 DHCP advanced feature	支持分配多个网段IP、分配网关、DNS Support the distribution of multi-network segments, gateway and DNS
认证主机例外 Except Authentic mainframe	√ √

上网行为管理 Internet behavior management	√
网址分类 Site classification	√
网址黑白名单 Website black/ white list	√

24 / 30

北京地区无线网络覆盖项目合作协议

QQ黑白名单 QQ black / white list	√
域名过滤 Domain name flitering	√
域名重定向 Domain name redirect	√
URL重定向	特别适用百度、搜狗等推广用户 Especially suit for Baidu, Sogou to promote users
P2P软件限制 P2P software settings	BT、迅雷、eMule、FTP、超级旋风、Vagaa、http多线程 BT, Thunder, eMule, FTP, QQ download, Vagaa, http multi-thread
IM软件管理 IM administration of the software	QQ、MSN、飞信、旺旺 QQ, MSN, Fetion, Aliwangwang
在线视频管理 Online video management	QQlive、PPlive、PPS、UUSee、Qvod、Flash视频、酷狗 QQliv, PPlive, PPS, UUSee, Qvod, Flash Video, KuGou
PPPOE服务器 PPPOE server	50用户 50 users
Web认证 Web authentication	支持50用户 Support 50 users
硬盘存储 Hard disk storage	支持1TB Support 1TB
ARP防御 ARP defence	自动防御、一键绑定、ARP欺骗日志 Auto defense, one-click bundling, ARP spoofing logs
ACL访问规则 ACL access rules	√（特有的支持域名的ACL管控） √（Special ACL control supporting domain name）
最大联机数 Max connections	100
联机数管控 Manage and control the number of connections	√
端口映射 Port mapping	√
DMZ主机 DMZ host	√
DDNS动态域名解析 Dynamic domain name server	√

25 / 30

北京地区无线网络覆盖项目合作协议

DDOS攻击防御 DDoS attack defense	各种常见的蠕虫病毒、碎片、SYN、DoS洪水攻击 Attacks from a variety of common worms virus, debris, SYN, DoS flood
静态路由 Static routing	√
VPN穿透 VPN pass-through	L2TP/PPTP/IPSec穿透 L2TP/PPTP/IPSec pass-through
网络远程唤醒 Wake-on-LAN	√
系统资源状态查看 System resource status view	√
在线IP流量分析 Online IP traffic analysis	√
WAN口接入连接类型 Access type of WAN port access	PPPoE/静态IP/DHCP/PPTP/L2TP PPPoE/static IP/ DHCP/PPTP/L2TP
系统日志记录 System event notification	访问规则日志、攻击日志、PPPoE日志、系统日志 Access rule log, attack log, PPPoE log, system log
MAC地址克隆 MAC address clone	√
访问方式 Access method	WebUI/Telnet/SSH 支持远程访问与升级 WebUI/Telnet/SSH supports the remote and upgrade
参数备份 Parameter backup	√(可单独对PPPoE用户信息、访问控制、ARP信息备份) √(Separately back up PPPoE user information, access control, ARP information)
升级方式 Upgrade method	WebUI/TFTP升级 WebUI/TFTP upgrade

三、提供时间和数量

III. Time and Quantity Provided

乙方向甲方指定的承包商北京康维电子设备安装有限公司共需提供YLT-300S设备 66,100 台，其中2016年提供YLT-300S设备 37,800 台，2017年提供YLT-300S设备 28,300 台。详细的YLT-300S设备提供时间和数量见《附表二：深圳市网合科技股份有限公司自有设备提供进度表》。

Party B needs to provide 66,100 sets of devices of YLT-300S to the contractor, Beijing Kangwei Electronic Equipment Installation Co., Ltd. designated by Party A. Thereof 37,800 sets of YLT-300S devices in 2016 and 28,300 sets of YLT-300S devices in 2017. See Attachment 2: Supply Schedule for Proprietary Equipment by Shenzhen Wonhe Technology Co., Ltd. for the detailed time and quantity of YLT-300S devices.

【以下无正文】

[No Texts Below]

26 / 30

北京地区无线网络覆盖项目合作协议

附表一：

Attachment 1:

深圳市网合科技股份有限公司资金支付时间进度表

Fund payment schedule of Shenzhen Wonhe Technology Co., Ltd.

支付时间 Payment time	金额 Amount （人民币：元） （RMB：Yuan）
2016年1月 January 2016	500,000.00
2016年2月 February 2016	12,907,014.00
2016年5月 May 2016	25,814,028.00
2016年6月 June 2016	9,494,400.00
2016年8月 August 2016	18,988,800.00
2016年9月 September 2016	8,402,298.00
2016年11月 November 1016	16,804,596.00
2016年12月 December 2016	11,587,854.00
2017年3月 March 2017	23,175,708.00
2017年4月 April 2017	7,960,848.00
2017年6月 June 2017	15,921,696.00
2017年7月 July 2017	10,139,316.00
2017年9月 September 2017	20,278,632.00
2017年10月 October 2017	7,160,358.00
2018年1月 January 2018	14,320,716.00
2018年7月 July 2018	22,550,696.00
总计 Total	226,006,960.00

甲乙双方，在每页的支付时间和金额表上加盖公司公章。

Both parties shall stamp company’s seal for payment and amount schedule on each page.

【以下无正文】

[No Text Below]

27 / 30

北京地区无线网络覆盖项目合作协议

附件三：

Attachment III:

深圳市网合科技股份有限公司项目收益确认方案

 Income Confirmation Scheme of Shenzhen WONHE Technology Co., Ltd.

一、项目收益来源

Ⅰ. The Project Revenue Sources

项目收益来源于通过北京地区无线网络覆盖项目，向无线网络用户推送广告，形成的广告费收入。

Project revenue comes from the advertising fee by serving the advertisements to the wireless network users through the project of Wireless Network Coverage Project in Beijing Are.

甲方将委托 北京零度聚焦广告有限公司 和 北京大小广告有限公司 在北京地区无线网络覆盖项目进行广告宣传。

Party A will entrust Party A will entrust Beijing Lingdu Jvjiao Advertising Co., Ltd and Beijing Daxiao Advertising Co., Ltd to advertise the Wireless Network Coverage Project in Beijing area.

二、分配方式

Ⅱ. Distribution Methods

为保证乙方的投资收益，在项目运营期的前六年（自2016年11月1日至2022年10月31日），采用固定额度收益模式，甲方应该按照收益表《附表三：深圳市网合科技股份有限公司项目固定额度收益表》约定，按期向乙方支付收益。如果项目当期实际收益未达到规定的固定收益额度，由甲方补足。

To ensure the Party B's income on investment, in the first six years of operation period of the project (from November 1, 2016 to October 31, 2022), fixed quota revenue model will be adopted, the Party A shall be in accordance with the income schedule, Attachment III: Schedule for the Project Fixed Income of Shenzhen WONHE Technology Co., Ltd., paying the income earnings to the Party B on schedule. If the project's actual current earnings could not meet the prescribed fixed income amount, Party A shall make the difference up.

28 / 30

北京地区无线网络覆盖项目合作协议

从项目运营期的第七年（2022年11月1日）开始，采用固定比例收益模式，乙方获得当期实际收益的20%。当双方就当期或当年的项目收益发生争议时，由双方指定的第三方会计事务所对项目收益进行审计。

Since the seventh year (November 1, 2022) of project operation period, fixed ratio revenue model will be adopted. Party B gains 20% of the current actual earnings. When both parties have the dispute about the earnings of the current period or the project under year, an accounting firm which is appointed by both parties shall audit the project benefit as the third party.

当期的项目收益，应不晚于次月的21日向乙方进行支付，甲方未按本附件约定的期限支付协议价款的，每延期一天向乙方支付应付价款的3‰的作为滞纳金。

The current earnings shall be paid to Party B no later than 21 of following month, if Party A failed to pay the agreed amount within the prescribe period pursuant to this agreement, Party B may charge 3‰ of the payable amount for each postponement day as the overdue fee.

三、收益账户和账号

Ⅲ. Beneficiary Name and Beneficial Account

深圳市网合科技股份有限公司指定的银行收款账户和账号为：

The beneficiary account and account number of the bank designated by Shenzhen Wonhe Technology Co., Ltd.

开户行： 中国农业银行深圳市分行

Opening Bank: Agricultural Bank of China , Shenzhen Branch

账 号： 4100 3200 0400 20144

Account Number: 4100 3200 0400 20144

四、收益时间和金额

Ⅳ. Income Time and Amount

甲方在项目运营期的前六年（2016年11月1日至2022年10月31日），甲方向乙方支付项目固定收益款总额为 95,900 万元人民币。详细的收益时间和金额见《附表三：深圳市网合科技股份有限公司项目固定额度收益表》。

During the first six years (from November 1, 2016 to October 31, 2022) of project operation period, fixed revenue amount of the project benefit which is RMB nine hundred fifty- nine million Yuan shall be paid to Party B by Party A. For the detailed income time and amount, please refer to the Attachment 3: Schedule for the Project’s Fixed Income of Shenzhen WONHE Technology Co. , Ltd..

【以下无正文】

【No Text Below】

29 / 30

北京地区无线网络覆盖项目合作协议

附表三：

Attachment Ⅲ：

深圳市网合科技股份有限公司项目固定额度收益表

Fixed income statement for project of Shenzhen Wonhe Technology Co., Ltd.

时间 Time	金额 Amount （人民币：万元） (RMB: 10 thousand Yuan)
2017年1月 January 2017	120
2017年4月 April 2017	220
2017年7月 July 2017	260
2017年10月 October 2017	400
2018年1月 January 2018	800
2018年4月 April 2018	1,300
2018年7月 July 2018	1,700
2018年10月 October 2018	2,200
2019年1月 January 2019	2,600
2019年4月 April 2019	3,100
2019年7月 July 2019	3,500
2019年10月 October 2019	4,300
2020年1月 January 2020	5,200
2020年4月 April 2020	5,700
2020年7月 July 2020	5,700
2020年10月 October 2020	5,700
2021年1月 January 2021	6,000
2021年4月 April 2021	6,000
2021年7月 July 2021	6,300
2021年10月 October 2021	6,300
2022年1月 January 2022	6,500
2022年4月 April 2022	6,600
2022年7月 July 2022	6,600
2022年10月 October 2022	6,600
2022年11月 December 2022	2,200
合计 Total	95,900

 甲乙双方，在每页的固定收益额度表上加盖公司公章。

Both parties shall stamp company’s seal for fixed income statement on each page.

【以下无正文】

[No Text Below]

30 / 30